SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Sections 13 and 15(d) of the Securities Exchange Act

of 1934

Date of Report(Date of earliest event reported) February 17, 1999


                              GENERAL DEVICES, INC.
              Exact name of registrant as specified in its charter


    New Jersey                 0-3125           21-0661726
   (State or other        (Commission File     (I.R.S. Employer
   jurisdiction of             Number)          Identification
   incorporation                                     No.)


   215 W. Church Road, Room 202, King of Prussia, PA     19406
   (Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code:

                                  610-992-1455

                                 Not Applicable
          (Former name or former address, if changed since last report)



Item 1.  Changes in Control of Registrant

         On February 17, 1999 the registrant,in a privately negotiated transaction,sold 5,035,579 newly issued shares to three investors as follows:

         Asset Value Fund Partnership-2,535,579shs-$50,711.50

         MYFM Capital,LLC-------------2,000,000shs-$40,000.00

         Park Lane Associates,LP------  500,000shs-$10,000.00

         All consideration was paid from cash reserves.The basis for the change in control is that the total 5,035,759 newly issued shares equal 50.46% of the outstanding common shares.There are now 9,979,700 shares outstanding and 10,000,000 shares authorized


Item 2.  Acquisition or Disposal of Assets
         Not Applicable

Item 3.  Bankruptcy or Receivership
         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant
         Not Applicable

Item 5.  Other events
         Not Applicable

Item 6.  Resignation of Registrant's Directors
         None

Item 7.  Financial Statements and Exhibits
         None



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                      GENERAL DEVICES, INC.
                                          (Registrant)




February 25,1999                  By: (S)

                                        Theodore A. Raymond
                                        President